UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004 (October 22, 2004)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On August 17, 2004, the City of Los Angeles Deferred Compensation Board (the Board) announced that it voted to award a five-year contract for the City of Los Angeles Deferred Compensation Plan (the Plan) to Nationwide Retirement Solutions, Inc. (NRS), a subsidiary of Nationwide Financial Services, Inc.

NRS was selected with a two-thirds majority by the Board on the basis of its superior education and service model.

Under the terms of the bid process, NRS was to assume responsibility for recordkeeping, enrollment, education and communication for the Plan on January 1, 2005; however, the decision to award NRS the contract is currently being challenged. This delay will postpone the implementation and transition process.

NRS intends to defend the Board’s majority decision and the Plan’s transition to NRS for the benefit of the employees and retirees of the City of Los Angeles.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.

(Registrant)

Date: October 22, 2004

/s/ M. Eileen Kennedy

M. Eileen Kennedy

Senior Vice President – Chief Financial Officer